UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

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Cross Country Healthcare, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, FL 33487

(Address of principal executive offices) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CCRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on December 3, 2024, Cross Country Healthcare, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aya Holdings II Inc., a Delaware corporation (“Parent”), Spark Merger Sub One Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of Section 11.14 thereto, Aya Healthcare, Inc., a Delaware corporation (“Aya”). The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent and a wholly-owned indirect subsidiary of Aya.

On February 20, 2025, the Company and Aya each received a request for additional information (the “Second Request”) from the U.S. Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the transactions contemplated by the Merger Agreement. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both the Company and Aya substantially comply with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the FTC.

The Company and Aya have been working cooperatively with the FTC and will continue to do so. The Company now expects that the Merger will close in the second half of 2025, subject to the approval of the Company’s stockholders and the satisfaction or waiver of the other customary closing conditions specified in the Merger Agreement.

Important Information and Where to Find It

This communication relates to a proposed transaction between the Company, Parent and the other parties to the Merger Agreement. In connection with this proposed transaction, the Company filed a proxy statement on Schedule 14A with the SEC, and the definitive proxy statement was thereafter mailed to stockholders of the Company seeking their approval of the transaction-related proposals. This communication is not a substitute for any proxy statement or other document the Company has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT, AND OTHER DOCUMENTS THAT HAVE BEEN AND MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s internet website at https://ir.crosscountryhealthcare.com/ or by contacting the Company’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

Participants in the Solicitation

The Company, Parent, Merger Sub, Aya, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company, their ownership of Company Common Shares, and the Company’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000162828024006454/ccrn-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on April 1, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1141103/000114036124016761/ny20018339x1_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement, which was filed with the SEC on January 22, 2025 (and which is available at sec.gov/Archives/edgar/data/1141103/000114036125001610/ny20039917x3_defm14a.htm).

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed Merger; the expected timing and closing of the proposed Merger; the Company’s ability to consummate the proposed Merger; the expected benefits of the proposed Merger; and other considerations taken into account by the Board in approving the proposed Merger; the amounts to be received by stockholders and expectations for the Company prior to and following the closing of the proposed Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger, (ii) the risk that a condition of closing of the proposed Merger may not be satisfied or that the closing of the proposed Merger might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger, (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the common stock of the Company, (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (ix) the risk that competing offers will be made, (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s services and impact the Company’s profitability, (xiii) effects from global pandemics, epidemics or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement and customer needs, and (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.
Date: February 21, 2025
	By:	/s/ John A. Martins
Name: John A. Martins
Title: President & Chief Executive Officer (Principal Executive Officer)